SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

The Marsico Investment Fund
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

October 12, 2007

Notice of Adjournment of Meeting

YOUR IMMEDIATE ACTION IS REQUESTED

Dear Marsico Funds Shareholder:

The Marsico Funds held a Special Shareholder Meeting on October 12, 2007, to consider the approval of new investment advisory and management agreements for each Fund. Unfortunately, some Funds did not receive the necessary participation by proxy from shareholders to consider the issue. For those Funds, the shareholder meeting has now been adjourned until November 9, 2007.

You are receiving this communication because at least one of your funds did not have enough shareholder participation to take action at the shareholder meeting. As of the date of this mailing, we have not yet received your vote.

In order to avoid further delay and expense, please take a few moments to vote now. Voting now helps limit the costs of soliciting your vote, and ensures that your views are represented. We have enclosed another ballot and postage-paid envelope for your convenience, however, your vote can be immediately counted electronically by using one of the easy methods discussed below:

1.	By Internet. Follow the instructions on the enclosed ballot to record your vote via the internet at www.proxyweb.com or click on the link at www.marsicofunds.com. or

2.	By Touch-tone Phone. Follow the instructions on the enclosed ballot to phone in your vote using our toll-free automated system. or

3.

By Speaking with a Proxy Voting Specialist. Representatives are available 9:30 a.m. to 9:00 p.m. (Eastern Time), Monday through Friday, to assist in voting your shares or answering any questions.
Call toll-free 877-333-2261.

YOUR VOTE IS IMPORTANT! PLEASE VOTE YOUR SHARES TODAY!

October 12, 2007

Notice of Adjournment of Meeting

Marsico Focus Fund
Marsico Growth Fund
Marsico 21st Century Fund
Marsico International Opportunities Fund

Shareholders of the Marsico Funds:

The Marsico Funds held a Special Shareholder Meeting on October 12, 2007, to consider the approval of new investment advisory and management agreements for each Fund. Unfortunately, the Funds listed above did not receive the necessary participation from shareholders to consider the issue. For those Funds, the shareholder meeting has now been adjourned until November 9, 2007 to enable Broadridge Financial Solutions to solicit additional proxy votes.

If you are a shareholder of the Funds listed above and have not yet voted, please vote now. Voting now helps limit the costs of soliciting your vote, and ensures that your views are represented. You can learn more about the issues by reading the original proxy statement (available online at www.marsicofunds.com).

You can vote now by:

– Phone: If you have the ballot previously sent to you, you can follow the instructions on the ballot for recording your vote using the automated phone system. If you would prefer to speak to a proxy voting specialist, please call 1-877-333-2261 (available Monday through Friday from 9:30 a.m. to 9:00 p.m. Eastern time).

– Internet: If you have the ballot previously sent to you, you can record your vote online at www.proxyweb.com, or click on the link at www.marsicofunds.com

– Mail: If you have the ballot previously sent to you, you can return it by mail as indicated on the ballot.

Shareholders of the Funds listed above may also participate in the meeting on November 9, 2007, and have until the polls close at the meeting to vote or modify their proxy in person, by mail or by electronic means.

Sufficient participation by shareholders of the Marsico Flexible Capital Fund and the Marsico Global Fund at the Special Shareholder Meeting on October 12, 2007, enabled those shareholders to consider and approve the new advisory agreements. There will be no business conducted for these funds at the November 9, 2007 meeting.

Notice of Adjournment of Meeting

YOUR IMMEDIATE ACTION IS REQUESTED

Dear Marsico Funds Shareholder:

The Marsico Funds held a Special Shareholder Meeting on October 12, 2007, to consider the approval of new investment advisory and management agreements for each Fund. Unfortunately, some Funds did not receive the necessary participation by proxy from shareholders to consider the issue. For those Funds, the shareholder meeting has now been adjourned until November 9, 2007.

You are receiving this communication because at least one of your funds did not have enough shareholder participation to take action at the shareholder meeting. As of the date of this email, we have not yet received your vote.

In order to avoid further delay and expense, please take a few moments to vote now. Voting now helps limit the costs of soliciting your vote, and ensures that your views are represented.

Your vote can be immediately counted electronically by using one of the easy methods discussed below:

1.	By Internet. Using your control numbers, cast your vote at www.proxyweb.com or click on the link at www.marsicofunds.com.
2.	By Touch-tone Phone. Follow the instructions on your previously-mailed ballot to phone in your vote using our toll-free automated system.
3.

By Speaking with a Proxy Voting Specialist. Representatives are available 9:30 a.m. to 9:00 p.m. (Eastern Time), Monday through Friday, to assist in voting your shares or answering any questions. Call toll-free 877-333-2261.

YOUR VOTE IS IMPORTANT! PLEASE VOTE YOUR SHARES TODAY!

Hi, my name is __________________ and this is a courtesy call from Broadridge. I am a proxy representative on behalf of Marsico Funds. Is __________________ available?

When correct shareholder comes on the line

Hi Mr./Ms.__________________, my name is __________________ and I am calling from Broadridge because you are a shareholder of Marsico Funds and for your protection this call is being recorded. Recently you were mailed proxy materials for the special meeting of Shareholders scheduled for October 12, 2007 which has adjourned until November 9, 2007. Have you received this material?

If the shareholder answers:

Hi Mr./Ms.__________________, I am calling from Broadridge because you are a shareholder of Marsico Funds and for your protection this call is being recorded. Recently you were mailed proxy material for the special meeting of Shareholders scheduled for October 12, 2007 which has adjourned until November 9, 2007. Have you received this material?

If Not Received:

Verify address and make any changes.
I can either email or resend the voting material to you. If you would like we can schedule a call back for a later date. Also, you may call us back after receiving the materials with any questions or to cast your vote over the phone. The phone number is 1-877-333-2261.

IF YES (regarding emailing):

Excellent, may I have your email address please?
After the shareholder tells you their email address, read it back to them phonetically and verify if it is case sensitive.

Thank you Mr./Ms.__________________. I will have that email out to you within one business day and please be aware that the email is coming from Broadridge Proxy Services. Our phone number will be in that email for you to call back and vote your shares, as well as answer any questions you may have.

IF YES (regarding re-mailing):

The new package will be mailed out to you. Mr./Ms.__________________would you like me to schedule a call back after you have had a chance to review the material? Thank you for your time and have a great day/evening.

IF NO (regarding emailing or re-mailing):

You may automatically receive another mailing because of your unvoted shares. Please be aware that as a shareholder, your vote is important. If you receive another mailing you are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card.

If Received:

Have you had a chance to review the material and are there any questions I can answer for you?
If you have no (further) questions, would you like to take this opportunity to place your vote with me over the phone?

If Shares were sold After Record Date:

Since you were a shareholder on the date of record, which was July 26, 2007, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES (to placing their vote):

The process will only take a few moments.
1. I will introduce myself again and give the date and time.
2. I will then ask your permission to record your vote.
3. At that point, I will need you to verify your full name and mailing address.

My name is ____________________ from Broadridge on behalf of Marsico Funds.
Today’s date is _________________and the time is ___________E.T.

May I take your vote now?
May I please confirm you have received the material and are authorized to vote on this/these account(s)?
For the record, would you please state your full name and full mailing address?

The Board of Trustees has unanimously approved the proposals as set forth in the material you received and recommends a favorable vote for these proposals. Do you wish to support the Board’s recommendation for each of your accounts?

For Favorable Vote:

Mr./Ms. __________________I have recorded your vote as follows, for all of your Marsico Funds accounts you are voting the Board’s recommendation in favor of the proposals as set forth in the proxy materials you received, is that correct?

For Non-Favorable Vote:

Mr./Ms. __________________I have recorded your vote as follows, for all of your Marsico Funds accounts you are voting against the proposals as set forth in the proxy materials you received, is that correct?

For Abstentions:

Mr./Ms. __________________I have recorded your vote as follows, for all of your Marsico Funds accounts you are abstaining on the proposals as set forth in the proxy materials you received, is that correct?

Record all votes as shareholder requests and confirm by reading back their choices.

Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call the toll free number on the confirmation to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:00pm ET, November 8, 2007. Thank you very much for your participation and have a great day/evening.

If Not Interested (in voting):

Please be aware that as a shareholder, your vote is important. You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES (to scheduling a call back):

Thank you very much Sir/Madame, we will give you a call back at your convenience on_______________at___________o’clock your time. Should you have any further questions prior to our call back, please feel free to call us at 1-877-333-2261. Thank you for your time and have a great day/evening.

IF NO (regarding call-back):

We would like to ensure you, that as a shareholder, your vote is important. You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card. Or if you would like to vote by phone, you may do so by calling us back at 1-877-333-2261. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, this message is for ________my name is ____________________ and I am a proxy representative for Broadridge on behalf of Marsico Funds, with which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders scheduled for October 12, 2007 which has adjourned until November 9, 2007.

Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. You may call also call us toll free at 1-877-333-2261, to cast your vote directly over the phone or to answer any questions you may have.

Your prompt response will help avoid the cost of additional calls and ensure that enough shareholder participation will be present at the meeting. The Board of Trustees of the Fund unanimously recommends that you vote in favor of the proposals. Thank you and have a great day/evening.

INBOUND - CLOSED RECORDING

Thank you for calling the Broadridge Proxy Service Center for the Marsico Funds meeting line. Our offices are now closed. Please call us back during our normal business hours – which are, Monday through Friday, 9:30AM – 9:00PM and Saturday 10:00AM – 6:00PM ET. Thank you and have a nice day.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Broadridge Proxy Service Center for the Marsico Funds meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

"Thank you for calling the Marsico Funds Proxy Client Service Center. The Shareholder meeting scheduled for November 9, 2007, was held successfully and all proposals passed. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your Marsico Funds, please contact your Financial Advisor or call Marsico Investment Fund at 888-860-8686. Thank you for investing with Marsico Funds."

Thank you for calling the Broadridge Proxy Service Center for the Marsico Funds meeting line. My name is (First & Last) and we are on a recorded line.
How may I help you?